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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) April 24, 2000



                       ADVANCED MACHINE VISION CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                  0-20097                                   33-0256103
         (Commission File Number)              (IRS Employer Identification No.)

         3709 Citation Way #102
              Medford, Oregon                                  97504
(Address of principal executive offices)                    (Zip Code)

                                  541-776-7700
              (Registrant's telephone number, including area code)



                            Total Number of Pages: 15

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Item 5.   Other Events
          ------------

          On April 24, 2000, Advanced Machine Vision Corporation ("AMVC"), Key Technology, Inc. ("Key"), KTC Acquisition Corp. ("KTC") and FMC Corporation ("FMC") entered into an Agreement whereby FMC agreed to vote its AMVC securities in favor of the previously announced merger of AMVC and Key. Such approval is a condition of Key's obligations to effect the merger as set forth in the Agreement and Plan of Merger ("Merger Agreement") between AMVC and Key effective February 15, 2000.

          The Agreement provides for the following:

          1. FMC agreed to vote its AMVC securities in favor of the merger at the AMVC shareholders meeting.

          2. At the closing of the merger, FMC will exchange its 119,106 shares of AMVC preferred stock into a like number of shares of new Key Series C Preferred Stock and 29,776 warrants to purchase Key common stock. The new shares have a $20 liquidation preference and can be converted into Key common stock at $12 per share. The Series C shares shall be redeemed at $20 per share in five years. FMC may also "put" the shares to Key for $20 per share at any time. The warrants allow FMC to purchase 29,776 Key common shares at $15 per share, or are redeemable at $10 per warrant for a total of $297,760.

          3. At the closing of the merger, FMC will exchange its option to purchase 15% of AMVC's outstanding shares into an option (expiring October 14, 2003) to acquire for $2.52 million 210,000 shares of Key's Series B Preferred Stock, which can be redeemed at $10 per share or can be converted into Key common stock at $15 per share, and a warrant to purchase 52,500 Key common shares at an exercise price of $15 per share. The warrants will be redeemable for $525,000 ($2.50 per warrant).

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

          2.1 Amendment No. 2 to Agreement and Plan of Merger dated April 24, 2000 among AMVC, Key and KTC.

          10   Agreement dated April 24, 2000 among AMVC, Key, KTC and FMC.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MACHINE VISION CORPORATION



Date:  May 8, 2000                      By:  /s/ Alan R. Steel
                                        ---------------------------
                                        Vice President, Finance and
                                        Chief Financial Officer

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                                  Exhibit Index
                                  =============


Exhibit No.    Description
-----------    -----------


   2.1 Amendment No 2. to Agreement and Plan of Merger dated April 24, 2000 among AMVC, Key and KTC.

   10          Agreement dated April 24, 2000 among AMVC, Key, KTC and FMC.